Exhibit 13.1

Certification by the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Opera Limited (the “Company”) on Form 20-F for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on June 11, 2021, as amended by Amendment No. 1 thereto (the “Report”), I, Yahui Zhou, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2021

By:	/s/ Yahui Zhou
Name:	Yahui Zhou
Title:	Chief Executive Officer